EXHIBIT 99.1
NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joseph Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

BRAEMAR HOTELS & RESORTS REPORTS
FOURTH QUARTER AND FULL YEAR 2021 RESULTS
Fourth Quarter Comparable RevPAR Increased 163%
Highest Quarterly RevPAR in Company History at $240
Net Loss Attributable to Common Stockholders for the Fourth Quarter was $(4.3) Million
Fourth Quarter Adjusted EBITDAre was $29.4 Million
Fourth Quarter Comparable Hotel EBITDA was $35.5 Million
Fourth Quarter AFFO per Share was $0.23
Announced the Pending Acquisition of Dorado Beach, a Ritz-Carlton Reserve

DALLAS – February 24, 2022 – Braemar Hotels & Resorts Inc. (NYSE: BHR) (“Braemar” or the “Company”) today reported financial results and performance measures for the fourth quarter and full year ended December 31, 2021. The comparable performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA assume each of the hotel properties in the Company’s hotel portfolio as of December 31, 2021, was owned as of the beginning of each of the periods presented. Unless otherwise stated, all reported results compare the fourth quarter and year ended December 31, 2021, with the fourth quarter and year ended December 31, 2020 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.

FINANCIAL AND OPERATING HIGHLIGHTS
•Comparable RevPAR for all hotels increased 163% to $239.62 during the quarter, the highest quarterly RevPAR in the Company’s history. Comparable ADR increased 18.5% to $392.08 and comparable occupancy increased 121.9% to 61.1%. Comparable RevPAR for all hotels increased 6.3% compared to the comparable period in 2019.
•Net loss attributable to common stockholders for the quarter was $(4.3) million or $(0.06) per diluted share. For the full year of 2021, net loss attributable to common stockholders was $(40.0) million or $(0.76) per diluted share.
•Adjusted funds from operations (AFFO) was $0.23 per diluted share for the quarter compared to $(0.17) in the prior year quarter. For the full year of 2021, AFFO per diluted share was $0.80.
•Adjusted EBITDAre was $29.4 million for the quarter, reflecting a growth rate of 15.4% over the fourth quarter of 2019. Adjusted EBITDAre for the full year of 2021 was $87.5 million.
•Comparable Hotel EBITDA was $35.5 million for the quarter, reflecting a growth rate of 12.2% over the fourth quarter of 2019. Comparable Hotel EBITDA was $109.2 million for the full year of 2021.

BHR Reports Fourth Quarter Results

February 24, 2022
•The Company ended the quarter with cash and cash equivalents of $216.0 million and restricted cash of $47.4 million. The vast majority of the restricted cash is comprised of lender and manager-held reserves. At the end of the quarter, there was also $27.5 million in due from third-party hotel managers, which is primarily the Company’s cash held by one of its property managers and is also available to fund hotel operating costs.
•Net debt to gross assets was 46% at the end of the fourth quarter.
•During the quarter, the Company announced the pending acquisition of the 96-room Dorado Beach, a Ritz-Carlton Reserve for total consideration of $186.6 million.
•Capex invested during the quarter was $9.8 million and $25.6 million for the full year.

DORADO BEACH, A RITZ-CARLTON RESERVE ACQUISITION
On December 27, 2021, the Company announced that it has entered into a definitive agreement to acquire the 96-room Dorado Beach, a Ritz-Carlton Reserve in Dorado, Puerto Rico (the “Property”). In addition, the Company will acquire the income stream attributable to fourteen luxury residential units adjacent to the Property that participate in a rental management program. The Company expects the acquisition to be completed in the coming days.

With its premier beachfront location on the North coast of Puerto Rico, the Property is situated within Dorado Beach Resort, a 1,900-acre master planned community in one of the most sought after residential real estate markets in the United States and U.S. territories. In addition to the amenities of the self-contained Dorado Beach community, the resort also benefits from its location within the town of Dorado. Dorado is an upscale suburb of San Juan featuring many restaurants, retail outlets, and other amenities and leisure activities in the surrounding area. Additionally, the town is 20 miles from Old San Juan and 22 miles from Luis Muñoz Marin International Airport, making it very accessible from the capital city.

The announced total consideration for the acquisition is $186.6 million ($1.7 million per key, inclusive of the residential units in the rental program). The acquisition will be funded with approximately $104 million of cash, six million shares of Common Stock, and the assumption of a $54 million mortgage loan. No additional equity will be issued to fund the cash portion of the consideration. The cash portion of the consideration will be funded from available excess cash.

CAPITAL STRUCTURE
At December 31, 2021, the Company had total assets of $1.9 billion and $1.2 billion of loans of which $49 million related to its joint venture partner’s share of the mortgage loan on the Capital Hilton and Hilton La Jolla Torrey Pines. The Company’s total combined loans had a blended average interest rate of 2.7%.

During the third quarter of 2021, the Company commenced the sale of its Series E and Series M non-traded perpetual preferred stock. To date, the Company has issued 2.8 million shares of its Series E and Series M non-traded perpetual preferred stock raising approximately $62.4 million of net proceeds.

Subsequent to quarter end, on February 2, 2022, the Company completed the refinancing of the Park Hyatt Beaver Creek Resort & Spa. The new, non-recourse loan totals $70.5 million and has a two-year initial term with three one-year extension options, subject to the satisfaction of certain conditions. The loan is interest only and provides for a floating interest rate of SOFR + 2.86%. The financing addressed the Company’s only final debt maturity in 2022.

In January, the Company and its Board of Directors announced that it plans to continue its suspension of the common stock dividend into 2022 to protect liquidity and will evaluate future dividend declarations

BHR Reports Fourth Quarter Results

February 24, 2022
on a quarterly basis going forward. Accordingly, the Company did not pay a dividend on its common stock or common units for the fourth quarter ended December 31, 2021.

PORTFOLIO REVPAR
As of December 31, 2021, the portfolio consisted of fourteen hotels.

•Comparable RevPAR increased 163% to $239.62 for all hotels on an 18.5% increase in comparable ADR and a 121.9% increase in comparable occupancy.

HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS
The Company believes year-over-year Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons. To help investors better understand the substantial seasonality in the Company’s portfolio, the Company provides quarterly detail on its Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin for the current and certain prior-year periods based upon the number of hotels in the Company’s portfolio as of the end of the current period. As the Company’s portfolio mix changes from time to time so will the seasonality for Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin.

“We continue to be pleased with the incredibly strong operating performance of our luxury resorts,” said Richard J. Stockton, Braemar’s President and Chief Executive Officer. “We achieved the highest quarterly RevPAR in our Company’s history, and our portfolio was cash flow positive for the fourth consecutive quarterly period. Overall leisure demand remained strong during the quarter with 13 of our 14 properties generating positive Hotel EBITDA and 9 of our 14 properties achieving greater than 60% occupancy. With a portfolio that is benefiting from a luxury resort orientation while having some key urban asset exposure to provide further upside as conditions improve, we believe Braemar is well-positioned to continue to capitalize on the recovery in the lodging industry. Additionally, our recently announced pending acquisition of Dorado Beach, the first Ritz-Carlton Reserve in the Americas and one of only five Ritz-Carlton Reserve properties worldwide, will further diversify our portfolio and fits perfectly with our strategy of owning high RevPAR luxury hotels and resorts.” Mr. Stockton added, “We enter 2022 well-positioned and excited about our opportunities to deliver continued growth. Strong forward bookings suggest further improved operating results for the first quarter of 2022. While we don’t provide formal earnings guidance, looking ahead, we expect to achieve 2019 Comparable RevPAR levels during calendar year 2022 and expect to meet or exceed 2019 Comparable Hotel EBITDA by calendar year 2023.”

INVESTOR CONFERENCE CALL AND SIMULCAST
Braemar will conduct a conference call on Friday, February 25, 2022, at 11:00 a.m. ET. The number to call for this interactive teleconference is (201) 493-6725. A replay of the conference call will be available through Friday, March 4, 2022, by dialing (412) 317-6671 and entering the confirmation number, 13725849.

The Company will also provide an online simulcast and rebroadcast of its fourth quarter 2021 earnings release conference call. The live broadcast of Braemar’s quarterly conference call will be available online at the Company’s website, www.bhrreit.com on Friday, February 25, 2022, beginning at 11:00 a.m. ET. The online replay will follow shortly after the call and continue for approximately one year.

We use certain non-GAAP measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of our operational results and make comparisons of operating results among peer real estate investment trusts more meaningful. Non-GAAP financial measures, which should not be relied upon as a substitute for GAAP measures, used in this press release are FFO, AFFO,

BHR Reports Fourth Quarter Results

February 24, 2022
EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA. Please refer to our most recently filed Annual Report on Form 10-K for a more detailed description of how these non-GAAP measures are calculated. The reconciliations of non-GAAP measures to the closest GAAP measures are provided below and provide further details of our results for the period being reported.

This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities. Securities will be offered only by means of a registration statement and prospectus which can be found at www.sec.gov.
* * * * *

Braemar Hotels & Resorts is a real estate investment trust (REIT) focused on investing in luxury hotels and resorts.

Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Braemar’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: the impact of COVID-19, and the rate of adoption and efficacy of vaccines to prevent COVID-19, on our business and investment strategy; our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Braemar’s filings with the Securities and Exchange Commission.

The forward-looking statements included in this press release are only made as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)
(unaudited)

	December 31, 2021	December 31, 2020
ASSETS
Investments in hotel properties, gross	$1,845,078	$1,784,849
Accumulated depreciation	(399,481)	(360,259)
Investments in hotel properties, net	1,445,597	1,424,590
Cash and cash equivalents	215,998	78,606
Restricted cash	47,376	34,544
Accounts receivable, net of allowance of $134 and $227, respectively	23,701	13,557
Inventories	3,128	2,551
Prepaid expenses	4,352	4,405
Investment in OpenKey	1,689	1,708
Derivative assets	139	—
Other assets	23,588	14,898
Operating lease right-of-use assets	80,462	81,260
Intangible assets, net	4,261	4,640
Due from related parties, net	1,770	991
Due from third-party hotel managers	27,461	12,271
Total assets	$1,879,522	$1,674,021

LIABILITIES AND EQUITY
Liabilities:
Indebtedness, net	$1,172,678	$1,130,594
Accounts payable and accrued expenses	96,316	61,758
Dividends and distributions payable	2,173	2,736
Due to Ashford Inc., net	1,474	2,772
Due to third-party hotel managers	610	1,393
Operating lease liabilities	60,937	60,917
Derivative liabilities	1,435	—
Other liabilities	20,034	18,077
Total liabilities	1,355,657	1,278,247

5.50% Series B Cumulative Convertible Preferred Stock, $0.01 par value, 3,078,017 and 5,031,473 shares issued and outstanding at December 31, 2021 and December 31, 2020, respectively	65,426	106,949
8.0% Series E Redeemable Preferred Stock, $0.01 par value, 1,710,399 and 0 shares issued and outstanding at December 31, 2021 and December 31, 2020, respectively	39,339	—
8.2% Series M Redeemable Preferred Stock, $0.01 par value, 29,044 and 0 shares issued and outstanding at December 31, 2021 and December 31, 2020, respectively	715	—
Redeemable noncontrolling interests in operating partnership	36,087	27,655
Equity:
Preferred stock, $0.01 value, 80,000,000 shares authorized:
Series D Cumulative Preferred Stock, 1,600,000 shares issued and outstanding at December 31, 2021 and December 31, 2020	16	16
Common stock, $0.01 par value, 250,000,000 shares authorized, 65,365,470 and 38,274,770 shares issued and outstanding at December 31, 2021 and December 31, 2020, respectively	653	382
Additional paid-in capital	707,418	541,870
Accumulated deficit	(309,240)	(266,010)
Total stockholders' equity of the Company	398,847	276,258
Noncontrolling interest in consolidated entities	(16,549)	(15,088)
Total equity	382,298	261,170
Total liabilities and equity	$1,879,522	$1,674,021

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2021	2020	2021	2020
REVENUE
Rooms	$84,848	$31,146	$280,568	$136,265
Food and beverage	29,323	10,846	90,299	50,263
Other	16,236	9,813	56,675	40,446
Total hotel revenue	130,407	51,805	427,542	226,974
EXPENSES
Hotel operating expenses:
Rooms	18,249	8,754	59,818	38,054
Food and beverage	24,651	10,702	75,177	46,246
Other expenses	40,771	22,882	138,914	98,467
Management fees	4,038	1,546	13,117	7,210
Total hotel operating expenses	87,709	43,884	287,026	189,977
Property taxes, insurance and other	7,921	6,650	34,997	28,483
Depreciation and amortization	18,881	17,973	73,762	73,371
Advisory services fee:
Base advisory fee	2,825	2,402	10,806	9,981
Reimbursable expenses	601	430	2,297	1,790
Incentive fee	—	(678)	—	(678)
Non-cash stock/unit-based compensation	2,872	1,787	9,538	7,393
(Gain) loss on legal settlements	72	—	(917)	—
Transaction costs	(8)	—	563	—
Corporate, general and administrative:
Non-cash stock/unit-based compensation	55	46	610	321
Other general and administrative	2,585	1,761	8,107	6,336
Total operating expenses	123,513	74,255	426,789	316,974
Gain (loss) on insurance settlement and disposition of assets	—	—	696	10,149
OPERATING INCOME (LOSS)	6,894	(22,450)	1,449	(79,851)
Equity in earnings (loss) of unconsolidated entity	(54)	(79)	(252)	(217)
Interest income	14	11	48	176
Other income (expense)	—	(1,320)	—	(5,126)
Interest expense	(8,096)	(6,235)	(28,693)	(41,695)
Amortization of loan costs	(459)	(702)	(2,208)	(3,409)
Write-off of loan costs and exit fees	(3)	(348)	(1,963)	(3,920)
Unrealized gain (loss) on derivatives	(32)	1,211	32	4,959
INCOME (LOSS) BEFORE INCOME TAXES	(1,736)	(29,912)	(31,587)	(129,083)
Income tax (expense) benefit	(558)	(216)	(1,324)	4,406
NET INCOME (LOSS)	(2,294)	(30,128)	(32,911)	(124,677)
(Income) loss attributable to noncontrolling interest in consolidated entities	104	1,461	2,650	6,436
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	413	2,943	3,597	12,979
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(1,777)	(25,724)	(26,664)	(105,262)
Preferred dividends	(2,487)	(2,555)	(8,745)	(10,219)
Gain (loss) on extinguishment of preferred stock	—	—	(4,595)	—
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(4,264)	$(28,279)	$(40,004)	$(115,481)

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(0.06)	$(0.77)	$(0.76)	$(3.39)
Weighted average common shares outstanding – basic	63,743	36,660	52,684	33,998
Diluted:
Net income (loss) attributable to common stockholders	$(0.06)	$(0.77)	$(0.76)	$(3.39)
Weighted average common shares outstanding – diluted	63,743	36,660	52,684	33,998
Dividends declared per common share:	$—	$—	$—	$—

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, EBITDAre AND ADJUSTED EBITDAre
(in thousands)
(unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2021	2020	2021	2020
Net income (loss)	$(2,294)	$(30,128)	$(32,911)	$(124,677)
Interest expense and amortization of loan costs	8,555	6,937	30,901	45,104
Depreciation and amortization	18,881	17,973	73,762	73,371
Income tax expense (benefit)	558	216	1,324	(4,406)
Equity in (earnings) loss of unconsolidated entity	54	79	252	217
Company's portion of EBITDA of OpenKey	(54)	(79)	(250)	(214)
EBITDA	25,700	(5,002)	73,078	(10,605)
(Gain) loss on insurance settlement and disposition of assets	—	—	(696)	(10,149)
EBITDAre	25,700	(5,002)	72,382	(20,754)
Amortization of favorable (unfavorable) contract assets (liabilities)	118	213	512	834
Transaction and conversion costs	489	242	2,637	1,370
Other (income) expense	—	1,320	—	5,126
Write-off of loan costs and exit fees	3	348	1,963	3,920
Unrealized (gain) loss on derivatives	32	(1,211)	(32)	(4,959)
Non-cash stock/unit-based compensation	2,939	1,853	10,204	7,892
Legal, advisory and settlement costs	112	820	(208)	2,023
Company's portion of adjustments to EBITDAre of OpenKey	—	7	7	13
Adjusted EBITDAre	$29,393	$(1,410)	$87,465	$(4,535)
BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS ("FFO") AND ADJUSTED FFO
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2021	2020	2021	2020
Net income (loss)	$(2,294)	$(30,128)	$(32,911)	$(124,677)
(Income) loss attributable to noncontrolling interest in consolidated entities	104	1,461	2,650	6,436
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	413	2,943	3,597	12,979
Preferred dividends	(2,487)	(2,555)	(8,745)	(10,219)
Gain (loss) on extinguishment of preferred stock	—	—	(4,595)	—
Net income (loss) attributable to common stockholders	(4,264)	(28,279)	(40,004)	(115,481)
Depreciation and amortization on real estate	18,229	17,284	71,072	70,426
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(413)	(2,943)	(3,597)	(12,979)
Equity in (earnings) loss of unconsolidated entity	54	79	252	217
(Gain) loss on insurance settlement and disposition of assets	—	—	(696)	(10,149)
Company's portion of FFO of OpenKey	(54)	(79)	(251)	(216)
FFO available to common stockholders and OP unitholders	13,552	(13,938)	26,776	(68,182)
Series B Cumulative Convertible Preferred Stock dividends	1,058	1,730	4,747	6,919
(Gain) loss on extinguishment of preferred stock	—	—	4,595	—
Transaction and conversion costs	489	242	2,637	1,370
Other (income) expense	—	1,320	—	5,126
Interest expense on convertible notes	1,368	—	3,378	—
Interest expense accretion on refundable membership club deposits	190	202	772	818
Write-off of loan costs and exit fees	3	348	1,963	3,920
Amortization of loan costs	437	681	2,121	3,332
Unrealized (gain) loss on derivatives	32	(1,211)	(32)	(4,959)
Non-cash stock/unit-based compensation	2,939	1,853	10,204	7,892
Legal, advisory and settlement costs	112	820	(208)	2,023
Company's portion of adjustments to FFO of OpenKey	—	7	7	13
Adjusted FFO available to common stockholders, OP unitholders, Series B Cumulative Convertible preferred stockholders and convertible note holders on an "as converted" basis	$20,180	$(7,946)	$56,960	$(41,728)
Adjusted FFO per diluted share available to common stockholders, OP unitholders, Series B Cumulative Convertible preferred stockholders and convertible note holders on an "as converted" basis	$0.23	$(0.17)	$0.80	$(0.93)
Weighted average diluted shares	87,852	47,272	71,191	44,890

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SUMMARY OF INDEBTEDNESS
December 31, 2021
(dollars in thousands)
(unaudited)

Lender	Hotels	Current Maturity	Final Maturity (6)	Interest Rate	Fixed-Rate Debt	Floating-Rate Debt		Total Debt	Comparable TTM Hotel EBITDA(7)	Comparable TTM EBITDA Debt Yield
JPMorgan	Park Hyatt Beaver Creek Resort & Spa	April 2022	April 2022	LIBOR + 3.00%	$—	$67,500	(1)	$67,500	$9,609	14.2%
BAML	See footnote	June 2022	June 2025	LIBOR + 2.16%	—	435,000	(2)	435,000	(296)	(0.1)%
Apollo	The Ritz-Carlton St. Thomas	August 2022	August 2024	LIBOR + 3.95%	—	42,500	(3)	42,500	27,550	64.8%
BAML	The Ritz-Carlton Sarasota	April 2023	April 2023	LIBOR + 2.65%	—	99,500	(4)	99,500	25,663	25.8%
BAML	Hotel Yountville	May 2023	May 2023	LIBOR + 2.55%	—	51,000	(4)	51,000	6,433	12.6%
BAML	Bardessono Hotel and Spa	August 2023	August 2023	LIBOR + 2.55%	—	40,000	(4)	40,000	9,208	23.0%
BAML	The Ritz-Carlton Lake Tahoe	January 2024	January 2024	LIBOR + 2.10%	—	54,000	(4)	54,000	7,835	14.5%
Prudential	Capital Hilton and Hilton La Jolla Torrey Pines	February 2024	February 2024	LIBOR + 1.70%	—	195,000		195,000	2,893	1.5%
LoanCore	Mr. C Beverly Hills Hotel	August 2024	August 2024	LIBOR + 3.60%	—	30,000	(5)	30,000	2,280	7.6%
BAML	Pier House Resort & Spa	September 2024	September 2024	LIBOR + 1.85%	—	80,000	(4)	80,000	18,039	22.5%
Convertible Senior Notes	N/A	June 2026	June 2026	4.50%	86,250	—		86,250	N/A	N/A
Total					$86,250	$1,094,500		$1,180,750	$109,214	9.2%
Percentage					7.3%	92.7%		100.0%
Weighted average interest rate					4.50%	2.51%		2.65%
All indebtedness is non-recourse with the exception of the convertible senior notes.
(1)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions, of which the third was exercised in April 2021.
(2)    This mortgage loan has five one-year extension options subject to satisfaction of certain conditions, of which the second was exercised in June 2021. This mortgage loan is secured by the Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.
(3)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions, of which the first was exercised in August 2021. This mortgage loan has a LIBOR floor of 1.00%.
(4)    This mortgage loan has a LIBOR floor of 0.25%.
(5)    This mortgage loan has a LIBOR floor of 1.50%.
(6)    The final maturity date assumes all available extension options will be exercised.
(7)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED
December 31, 2021
(dollars in thousands)
(unaudited)

Lender	Hotels	2022	2023	2024	2025	2026	Thereafter	Total
JPMorgan	Park Hyatt Beaver Creek Resort & Spa	$67,500	$—	$—	$—	$—	$—	$67,500
BAML	Hotel Yountville	—	51,000	—	—	—	—	51,000
BAML	Bardessono Hotel and Spa	—	40,000	—	—	—	—	40,000
BAML	The Ritz-Carlton Sarasota	—	98,000	—	—	—	—	98,000
BAML	The Ritz-Carlton Lake Tahoe	—	—	54,000	—	—	—	54,000
Prudential	Capital Hilton and Hilton La Jolla Torrey Pines	—	—	195,000	—	—	—	195,000
Apollo	The Ritz-Carlton St. Thomas	—	—	42,500	—	—	—	42,500
LoanCore	Mr. C Beverly Hills Hotel	—	—	30,000	—	—	—	30,000
BAML	Pier House Resort & Spa	—	—	80,000	—	—	—	80,000
BAML	See footnote 1	—	—	—	435,000	—	—	435,000
Convertible Senior Notes	N/A	—	—	—	—	86,250	—	86,250
Principal due in future periods		$67,500	$189,000	$401,500	$435,000	$86,250	$—	$1,179,250
Scheduled amortization payments remaining		1,000	500	—	—	—	—	1,500
Total indebtedness		$68,500	$189,500	$401,500	$435,000	$86,250	$—	$1,180,750
(1)    This mortgage loan is secured by the Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
KEY PERFORMANCE INDICATORS
(unaudited)

ALL HOTELS:
	Three Months Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2021	2021	2021	2020	2020	2020	% Variance	% Variance
Rooms revenue (in thousands)	$85,482	$—	$85,482	$30,761	$1,737	$32,498	177.89%	163.04%
RevPAR	$239.62	$—	$239.62	$89.83	$73.52	$91.16	166.74%	162.86%
Occupancy	61.12%	—%	61.12%	27.72%	21.79%	27.55%	120.50%	121.86%
ADR	$392.08	$—	$392.08	$324.11	$337.35	$330.93	20.97%	18.48%

ALL HOTELS:
	Year Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2021	2021	2021	2020	2020	2020	% Variance	% Variance
Rooms revenue (in thousands)	$279,812	$7,228	$287,040	$134,828	$8,248	$143,076	107.53%	100.62%
RevPAR	$202.57	$131.07	$202.91	$99.05	$102.67	$100.95	104.52%	101.00%
Occupancy	52.44%	40.65%	52.21%	30.25%	30.52%	30.28%	73.37%	72.44%
ADR	$386.26	$322.42	$388.64	$327.43	$336.43	$333.42	17.97%	16.56%

NOTES:
(1)    The above comparable information assumes the fourteen hotel properties owned and included in the Company's operations at December 31, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    The above information for prior periods has been revised to include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton in order to be comparable to the current period.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
HOTEL EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS:	Three Months Ended			Year Ended
	December 31,			December 31,
	2021	2020	% Variance	2021	2020	% Variance
Total hotel revenue	$130,925	$51,805	152.73%	$428,093	$226,974	88.61%
Non-comparable adjustments	—	1,800		7,703	9,560
Comparable total hotel revenue	$130,925	$53,605	144.24%	$435,796	$236,534	84.24%

Hotel EBITDA	$35,498	$1,573	2,156.71%	$107,986	$13,437	703.65%
Non-comparable adjustments	—	(27)		1,228	434
Comparable hotel EBITDA	$35,498	$1,546	2,196.12%	$109,214	$13,871	687.35%
Hotel EBITDA margin	27.11%	3.04%	24.07%	25.22%	5.92%	19.30%
Comparable hotel EBITDA margin	27.11%	2.88%	24.23%	25.06%	5.86%	19.20%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$713	$(716)	199.58%	$723	$(1,181)	161.22%
Hotel EBITDA attributable to the Company and OP unitholders	$34,785	$2,289	1,419.66%	$107,263	$14,618	633.77%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$34,785	$2,262	1,437.80%	$108,491	$15,052	620.77%
NOTES:
(1)    The above comparable information assumes the fourteen hotel properties owned and included in the Company's operations at December 31, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	Three Months Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2021	2021	2021	2020	2020	2020	% Variance	% Variance
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$4,062	$—	$4,062	$738	$—	$738	450.41%	450.41%
Total hotel revenue	$6,619	$—	$6,619	$1,204	$—	$1,204	449.75%	449.75%
Hotel EBITDA	$409	$—	$409	$(1,874)	$—	$(1,874)	121.82%	121.82%
Hotel EBITDA margin	6.18%		6.18%	(155.65)%		(155.65)%	161.83%	161.83%
Selected Operating Information:
RevPAR	$80.28	$—	$80.28	$14.59	$—	$14.59	450.20%	450.20%
Occupancy	43.74%	—%	43.74%	12.12%	—%	12.12%	260.95%	260.95%
ADR	$183.55	$—	$183.55	$120.42	$—	$120.42	52.43%	52.43%

HILTON LA JOLLA TORREY PINES
Selected Financial Information:
Rooms revenue	$4,862	$—	$4,862	$1,423	$—	$1,423	241.67%	241.67%
Total hotel revenue	$8,323	$—	$8,323	$1,918	$—	$1,918	333.94%	333.94%
Hotel EBITDA	$2,445	$—	$2,445	$(990)	$—	$(990)	346.97%	346.97%
Hotel EBITDA margin	29.38%		29.38%	(51.62)%		(51.62)%	81.00%	81.00%
Selected Operating Information:
RevPAR	$134.15	$—	$134.15	$39.25	$—	$39.25	241.79%	241.79%
Occupancy	63.55%	—%	63.55%	28.96%	—%	28.96%	119.41%	119.41%
ADR	$211.08	$—	$211.08	$135.50	$—	$135.50	55.78%	55.78%

SOFITEL CHICAGO MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$4,815	$—	$4,815	$1,341	$—	$1,341	259.06%	259.06%
Total hotel revenue	$6,574	$—	$6,574	$1,626	$—	$1,626	304.31%	304.31%
Hotel EBITDA	$(126)	$—	$(126)	$(605)	$—	$(605)	79.17%	79.17%
Hotel EBITDA margin	(1.92)%		(1.92)%	(37.21)%		(37.21)%	35.29%	35.29%
Selected Operating Information:
RevPAR	$126.11	$—	$126.11	$35.13	$—	$35.13	258.98%	258.98%
Occupancy	61.34%	—%	61.34%	24.43%	—%	24.43%	151.05%	151.05%
ADR	$205.60	$—	$205.60	$143.79	$—	$143.79	42.99%	42.99%

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$5,399	$—	$5,399	$2,168	$—	$2,168	149.03%	149.03%
Total hotel revenue	$6,822	$—	$6,822	$2,806	$—	$2,806	143.12%	143.12%
Hotel EBITDA	$2,771	$—	$2,771	$541	$—	$541	412.20%	412.20%
Hotel EBITDA margin	40.62%		40.62%	19.28%		19.28%	21.34%	21.34%
Selected Operating Information:
RevPAR	$902.76	$—	$902.76	$362.50	$—	$362.50	149.04%	149.04%
Occupancy	70.95%	—%	70.95%	42.83%	—%	42.83%	65.68%	65.68%
ADR	$1,272.33	$—	$1,272.33	$846.45	$—	$846.45	50.31%	50.31%

PIER HOUSE RESORT & SPA
Selected Financial Information:
Rooms revenue	$7,046	$—	$7,046	$3,522	$—	$3,522	100.06%	100.06%
Total hotel revenue	$8,696	$—	$8,696	$4,560	$—	$4,560	90.70%	90.70%
Hotel EBITDA	$4,965	$—	$4,965	$2,106	$—	$2,106	135.75%	135.75%
Hotel EBITDA margin	57.10%		57.10%	46.18%		46.18%	10.92%	10.92%
Selected Operating Information:
RevPAR	$539.33	$—	$539.33	$269.62	$—	$269.62	100.03%	100.03%
Occupancy	75.42%	—%	75.42%	69.20%	—%	69.20%	8.99%	8.99%
ADR	$715.09	$—	$715.09	$389.64	$—	$389.64	83.53%	83.53%

	Three Months Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2021	2021	2021	2020	2020	2020	% Variance	% Variance
HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$3,855	$—	$3,855	$1,115	$—	$1,115	245.74%	245.74%
Total hotel revenue	$4,620	$—	$4,620	$1,354	$—	$1,354	241.21%	241.21%
Hotel EBITDA	$2,121	$—	$2,121	$(6)	$—	$(6)	35,450.00%	35,450.00%
Hotel EBITDA margin	45.91%		45.91%	(0.44)%		(0.44)%	46.35%	46.35%
Selected Operating Information:
RevPAR	$523.83	$—	$523.83	$151.47	$—	$151.47	245.83%	245.83%
Occupancy	58.25%	—%	58.25%	26.17%	—%	26.17%	122.59%	122.59%
ADR	$899.31	$—	$899.31	$578.83	$—	$578.83	55.37%	55.37%

PARK HYATT BEAVER CREEK RESORT & SPA
Selected Financial Information:
Rooms revenue	$5,245	$—	$5,245	$2,892	$—	$2,892	81.36%	81.36%
Total hotel revenue	$9,724	$—	$9,724	$5,728	$—	$5,728	69.76%	69.76%
Hotel EBITDA	$2,023	$—	$2,023	$828	$—	$828	144.32%	144.32%
Hotel EBITDA margin	20.80%		20.80%	14.46%		14.46%	6.34%	6.34%
Selected Operating Information:
RevPAR	$300.05	$—	$300.05	$165.46	$—	$165.46	81.34%	81.34%
Occupancy	49.98%	—%	49.98%	35.62%	—%	35.62%	40.33%	40.33%
ADR	$600.31	$—	$600.31	$464.55	$—	$464.55	29.22%	29.22%

THE NOTARY HOTEL
Selected Financial Information:
Rooms revenue	$4,321	$—	$4,321	$1,261	$—	$1,261	242.66%	242.66%
Total hotel revenue	$5,394	$—	$5,394	$1,320	$—	$1,320	308.64%	308.64%
Hotel EBITDA	$1,293	$—	$1,293	$(505)	$—	$(505)	356.04%	356.04%
Hotel EBITDA margin	23.97%		23.97%	(38.26)%		(38.26)%	62.23%	62.23%
Selected Operating Information:
RevPAR	$94.12	$—	$94.12	$27.46	$—	$27.46	242.77%	242.77%
Occupancy	49.14%	—%	49.14%	18.33%	—%	18.33%	168.06%	168.06%
ADR	$191.52	$—	$191.52	$149.78	$—	$149.78	27.87%	27.87%

THE CLANCY
Selected Financial Information:
Rooms revenue	$5,474	$—	$5,474	$711	$—	$711	669.90%	669.90%
Total hotel revenue	$6,513	$—	$6,513	$832	$—	$832	682.81%	682.81%
Hotel EBITDA	$157	$—	$157	$(1,990)	$—	$(1,990)	107.89%	107.89%
Hotel EBITDA margin	2.41%		2.41%	(239.18)%		(239.18)%	241.59%	241.59%
Selected Operating Information:
RevPAR	$145.12	$—	$145.12	$18.85	$—	$18.85	669.86%	669.86%
Occupancy	74.02%	—%	74.02%	13.41%	—%	13.41%	451.87%	451.87%
ADR	$196.06	$—	$196.06	$140.54	$—	$140.54	39.50%	39.50%

THE RITZ-CARLTON SARASOTA
Selected Financial Information:
Rooms revenue	$10,964	$—	$10,964	$5,906	$—	$5,906	85.64%	85.64%
Total hotel revenue	$23,513	$—	$23,513	$13,496	$—	$13,496	74.22%	74.22%
Hotel EBITDA	$6,944	$—	$6,944	$2,844	$—	$2,844	144.16%	144.16%
Hotel EBITDA margin	29.53%		29.53%	21.07%		21.07%	8.46%	8.46%
Selected Operating Information:
RevPAR	$443.70	$—	$443.70	$241.33	$—	$241.33	83.86%	83.86%
Occupancy	78.54%	—%	78.54%	60.32%	—%	60.32%	30.20%	30.20%
ADR	$564.93	$—	$564.93	$400.07	$—	$400.07	41.21%	41.21%

	Three Months Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2021	2021	2021	2020	2020	2020	% Variance	% Variance
THE RITZ-CARLTON LAKE TAHOE
Selected Financial Information:
Rooms revenue	$8,396	$—	$8,396	$3,088	$770	$3,858	171.89%	117.63%
Total hotel revenue	$13,862	$—	$13,862	$6,199	$347	$6,546	123.62%	111.76%
Hotel EBITDA	$3,894	$—	$3,894	$(515)	$—	$(515)	856.12%	856.12%
Hotel EBITDA margin	28.09%		28.09%	(8.31)%		(7.87)%	36.40%	35.96%
Selected Operating Information:
RevPAR	$506.99	$—	$506.99	$197.42	$—	$232.98	156.80%	117.61%
Occupancy	57.90%	—%	57.90%	46.70%	—%	46.68%	23.99%	24.03%
ADR	$875.56	$—	$875.56	$422.74	$—	$499.05	107.11%	75.44%

MARRIOTT SEATTLE WATERFRONT
Selected Financial Information:
Rooms revenue	$4,125	$—	$4,125	$783	$—	$783	426.82%	426.82%
Total hotel revenue	$5,248	$—	$5,248	$866	$—	$866	506.00%	506.00%
Hotel EBITDA	$1,341	$—	$1,341	$(512)	$—	$(512)	361.91%	361.91%
Hotel EBITDA margin	25.55%		25.55%	(59.12)%		(59.12)%	84.67%	84.67%
Selected Operating Information:
RevPAR	$124.19	$—	$124.19	$23.56	$—	$23.56	427.07%	427.07%
Occupancy	64.24%	—%	64.24%	13.75%	—%	13.75%	367.05%	367.05%
ADR	$193.33	$—	$193.33	$171.31	$—	$171.31	12.85%	12.85%

THE RITZ-CARLTON ST. THOMAS
Selected Financial Information:
Rooms revenue	$13,922	$—	$13,922	$5,813	$—	$5,813	139.50%	139.50%
Total hotel revenue	$20,697	$—	$20,697	$9,896	$—	$9,896	109.15%	109.15%
Hotel EBITDA	$6,638	$—	$6,638	$2,251	$—	$2,251	194.89%	194.89%
Hotel EBITDA margin	32.07%		32.07%	22.75%		22.75%	9.32%	9.32%
Selected Operating Information:
RevPAR	$840.70	$—	$840.70	$351.10	$—	$351.10	139.45%	139.45%
Occupancy	74.48%	—%	74.48%	54.89%	—%	54.89%	35.70%	35.70%
ADR	$1,128.76	$—	$1,128.76	$639.69	$—	$639.69	76.45%	76.45%

MR. C BEVERLY HILLS HOTEL
Selected Financial Information:
Rooms revenue	$2,996	$—	$2,996	$—	$967	$967	—%	209.82%
Total hotel revenue	$4,320	$—	$4,320	$—	$1,453	$1,453	—%	197.32%
Hotel EBITDA	$623	$—	$623	$—	$(27)	$(27)	—%	2,407.41%
Hotel EBITDA margin	14.42%		14.42%	—%		(1.86)%	14.42%	16.28%
Selected Operating Information:
RevPAR	$227.78	$—	$227.78	$—	$73.52	$73.52	—%	209.84%
Occupancy	69.73%	—%	69.73%	—%	21.79%	21.79%	—%	219.99%
ADR	$326.65	$—	$326.65	$—	$337.35	$337.35	—%	(3.17)%

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$85,482	$—	$85,482	$30,761	$1,737	$32,498	177.89%	163.04%
Total hotel revenue	$130,925	$—	$130,925	$51,805	$1,800	$53,605	152.73%	144.24%
Hotel EBITDA	$35,498	$—	$35,498	$1,573	$(27)	$1,546	2,156.71%	2,196.12%
Hotel EBITDA margin	27.11%		27.11%	3.04%		2.88%	24.07%	24.23%
Selected Operating Information:
RevPAR	$239.62	$—	$239.62	$89.83	$73.52	$91.16	166.74%	162.86%
Occupancy	61.12%	—%	61.12%	27.72%	21.79%	27.55%	120.50%	121.86%
ADR	$392.08	$—	$392.08	$324.11	$337.35	$330.93	20.97%	18.48%
NOTES:
(1)    The above comparable information assumes the fourteen hotel properties owned and included in the Company's operations at December 31, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    Rooms revenue, RevPAR, Occupancy and ADR have been revised in prior periods to include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton to be comparable to the current period.
(3)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(4)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	Year Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2021	2021	2021	2020	2020	2020	% Variance	% Variance
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$9,773	$—	$9,773	$7,595	$—	$7,595	28.68%	28.68%
Total hotel revenue	$13,929	$—	$13,929	$12,718	$—	$12,718	9.52%	9.52%
Hotel EBITDA	$(3,342)	$—	$(3,342)	$(5,076)	$—	$(5,076)	34.16%	34.16%
Hotel EBITDA margin	(23.99)%		(23.99)%	(39.91)%		(39.91)%	15.92%	15.92%
Selected Operating Information:
RevPAR	$48.68	$—	$48.68	$37.73	$—	$37.73	29.03%	29.03%
Occupancy	30.47%	—%	30.47%	19.15%	—%	19.15%	59.10%	59.10%
ADR	$159.77	$—	$159.77	$197.00	$—	$197.00	(18.90)%	(18.90)%

HILTON LA JOLLA TORREY PINES
Selected Financial Information:
Rooms revenue	$16,927	$—	$16,927	$9,559	$—	$9,559	77.08%	77.08%
Total hotel revenue	$25,816	$—	$25,816	$15,389	$—	$15,389	67.76%	67.76%
Hotel EBITDA	$6,235	$—	$6,235	$353	$—	$353	1,666.29%	1,666.29%
Hotel EBITDA margin	24.15%		24.15%	2.29%		2.29%	21.86%	21.86%
Selected Operating Information:
RevPAR	$117.70	$—	$117.70	$66.29	$—	$66.29	77.57%	77.57%
Occupancy	57.80%	—%	57.80%	37.84%	—%	37.84%	52.75%	52.75%
ADR	$203.63	$—	$203.63	$175.17	$—	$175.17	16.24%	16.24%

SOFITEL CHICAGO MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$14,422	$—	$14,422	$5,979	$—	$5,979	141.21%	141.21%
Total hotel revenue	$18,993	$—	$18,993	$7,882	$—	$7,882	140.97%	140.97%
Hotel EBITDA	$(3,560)	$—	$(3,560)	$(5,388)	$—	$(5,388)	33.93%	33.93%
Hotel EBITDA margin	(18.74)%		(18.74)%	(68.36)%		(68.36)%	49.62%	49.62%
Selected Operating Information:
RevPAR	$95.21	$—	$95.21	$39.36	$—	$39.36	141.88%	141.88%
Occupancy	46.93%	—%	46.93%	27.87%	—%	27.87%	68.40%	68.40%
ADR	$202.88	$—	$202.88	$141.25	$—	$141.25	43.63%	43.63%

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$18,391	$—	$18,391	$7,467	$—	$7,467	146.30%	146.30%
Total hotel revenue	$23,329	$—	$23,329	$9,921	$—	$9,921	135.15%	135.15%
Hotel EBITDA	$9,208	$—	$9,208	$1,018	$—	$1,018	804.52%	804.52%
Hotel EBITDA margin	39.47%		39.47%	10.26%		10.26%	29.21%	29.21%
Selected Operating Information:
RevPAR	$775.18	$—	$775.18	$313.89	$—	$313.89	146.96%	146.96%
Occupancy	67.92%	—%	67.92%	40.32%	—%	40.32%	68.43%	68.43%
ADR	$1,141.39	$—	$1,141.39	$778.43	$—	$778.43	46.63%	46.63%

PIER HOUSE RESORT & SPA
Selected Financial Information:
Rooms revenue	$25,082	$—	$25,082	$12,265	$—	$12,265	104.50%	104.50%
Total hotel revenue	$31,408	$—	$31,408	$15,753	$—	$15,753	99.38%	99.38%
Hotel EBITDA	$18,039	$—	$18,039	$6,707	$—	$6,707	168.96%	168.96%
Hotel EBITDA margin	57.43%		57.43%	42.58%		42.58%	14.85%	14.85%
Selected Operating Information:
RevPAR	$483.93	$—	$483.93	$235.99	$—	$235.99	105.06%	105.06%
Occupancy	81.83%	—%	81.83%	55.41%	—%	55.41%	47.67%	47.67%
ADR	$591.40	$—	$591.40	$425.89	$—	$425.89	38.86%	38.86%

	Year Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2021	2021	2021	2020	2020	2020	% Variance	% Variance
HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$12,886	$—	$12,886	$4,539	$—	$4,539	183.90%	183.90%
Total hotel revenue	$15,175	$—	$15,175	$5,751	$—	$5,751	163.87%	163.87%
Hotel EBITDA	$6,433	$—	$6,433	$(86)	$—	$(86)	7,580.23%	7,580.23%
Hotel EBITDA margin	42.39%		42.39%	(1.50)%		(1.50)%	43.89%	43.89%
Selected Operating Information:
RevPAR	$441.29	$—	$441.29	$155.01	$—	$155.01	184.68%	184.68%
Occupancy	57.90%	—%	57.90%	29.46%	—%	29.46%	96.54%	96.54%
ADR	$762.15	$—	$762.15	$526.17	$—	$526.17	44.85%	44.85%

PARK HYATT BEAVER CREEK RESORT & SPA
Selected Financial Information:
Rooms revenue	$17,303	$—	$17,303	$12,847	$—	$12,847	34.69%	34.69%
Total hotel revenue	$36,184	$—	$36,184	$25,554	$—	$25,554	41.60%	41.60%
Hotel EBITDA	$9,609	$—	$9,609	$4,977	$—	$4,977	93.07%	93.07%
Hotel EBITDA margin	26.56%		26.56%	19.48%		19.48%	7.08%	7.08%
Selected Operating Information:
RevPAR	$249.50	$—	$249.50	$184.75	$—	$184.75	35.05%	35.05%
Occupancy	54.94%	—%	54.94%	33.92%	—%	33.92%	61.96%	61.96%
ADR	$454.17	$—	$454.17	$544.68	$—	$544.68	(16.62)%	(16.62)%

THE NOTARY HOTEL
Selected Financial Information:
Rooms revenue	$11,889	$—	$11,889	$7,349	$—	$7,349	61.78%	61.78%
Total hotel revenue	$14,158	$—	$14,158	$9,000	$—	$9,000	57.31%	57.31%
Hotel EBITDA	$1,924	$—	$1,924	$(1,633)	$—	$(1,633)	217.82%	217.82%
Hotel EBITDA margin	13.59%		13.59%	(18.14)%		(18.14)%	31.73%	31.73%
Selected Operating Information:
RevPAR	$65.27	$—	$65.27	$40.24	$—	$40.24	62.23%	62.23%
Occupancy	36.94%	—%	36.94%	24.20%	—%	24.20%	52.63%	52.63%
ADR	$176.70	$—	$176.70	$166.25	$—	$166.25	6.29%	6.29%

THE CLANCY
Selected Financial Information:
Rooms revenue	$14,627	$—	$14,627	$8,249	$—	$8,249	77.32%	77.32%
Total hotel revenue	$17,380	$—	$17,380	$9,622	$—	$9,622	80.63%	80.63%
Hotel EBITDA	$(2,217)	$—	$(2,217)	$(3,695)	$—	$(3,695)	40.00%	40.00%
Hotel EBITDA margin	(12.76)%		(12.76)%	(38.40)%		(38.40)%	25.64%	25.64%
Selected Operating Information:
RevPAR	$97.74	$—	$97.74	$54.97	$—	$54.97	77.80%	77.80%
Occupancy	55.97%	—%	55.97%	19.52%	—%	19.52%	186.76%	186.76%
ADR	$174.64	$—	$174.64	$281.66	$—	$281.66	(38.00)%	(38.00)%

THE RITZ-CARLTON SARASOTA
Selected Financial Information:
Rooms revenue	$40,892	$—	$40,892	$21,564	$—	$21,564	89.63%	89.63%
Total hotel revenue	$82,808	$—	$82,808	$49,531	$—	$49,531	67.18%	67.18%
Hotel EBITDA	$25,663	$—	$25,663	$11,502	$—	$11,502	123.12%	123.12%
Hotel EBITDA margin	30.99%		30.99%	23.22%		23.22%	7.77%	7.77%
Selected Operating Information:
RevPAR	$420.14	$—	$420.14	$221.49	$—	$221.49	89.69%	89.69%
Occupancy	76.99%	—%	76.99%	53.95%	—%	53.95%	42.71%	42.71%
ADR	$545.68	$—	$545.68	$410.53	$—	$410.53	32.92%	32.92%

	Year Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2021	2021	2021	2020	2020	2020	% Variance	% Variance
THE RITZ-CARLTON LAKE TAHOE
Selected Financial Information:
Rooms revenue	$23,165	$3,180	$26,345	$15,040	$2,874	$17,914	54.02%	47.06%
Total hotel revenue	$43,685	$1,431	$45,116	$27,237	$1,155	$28,392	60.39%	58.90%
Hotel EBITDA	$7,835	$—	$7,835	$1,867	$—	$1,867	319.66%	319.66%
Hotel EBITDA margin	17.94%		17.37%	6.85%		6.58%	11.09%	10.79%
Selected Operating Information:
RevPAR	$366.13	$—	$400.98	$241.72	$—	$271.91	51.47%	47.47%
Occupancy	55.08%	—%	55.49%	43.68%	—%	43.31%	26.10%	28.11%
ADR	$664.78	$—	$722.66	$553.44	$—	$627.79	20.12%	15.11%
MARRIOTT SEATTLE WATERFRONT
Selected Financial Information:
Rooms revenue	$15,105	$—	$15,105	$5,604	$—	$5,604	169.54%	169.54%
Total hotel revenue	$18,315	$—	$18,315	$7,021	$—	$7,021	160.86%	160.86%
Hotel EBITDA	$3,557	$—	$3,557	$(1,733)	$—	$(1,733)	305.25%	305.25%
Hotel EBITDA margin	19.42%		19.42%	(24.68)%		(24.68)%	44.10%	44.10%
Selected Operating Information:
RevPAR	$114.64	$—	$114.64	$42.41	$—	$42.41	170.28%	170.28%
Occupancy	52.22%	—%	52.22%	20.68%	—%	20.68%	152.56%	152.56%
ADR	$219.51	$—	$219.51	$205.12	$—	$205.12	7.02%	7.02%

THE RITZ-CARLTON ST. THOMAS
Selected Financial Information:
Rooms revenue	$54,819	$—	$54,819	$16,771	$—	$16,771	226.87%	226.87%
Total hotel revenue	$80,321	$—	$80,321	$31,595	$—	$31,595	154.22%	154.22%
Hotel EBITDA	$27,550	$—	$27,550	$4,624	$—	$4,624	495.80%	495.80%
Hotel EBITDA margin	34.30%		34.30%	14.64%		14.64%	19.66%	19.66%
Selected Operating Information:
RevPAR	$834.39	$—	$834.39	$258.43	$—	$258.43	222.87%	222.87%
Occupancy	79.52%	—%	79.52%	38.85%	—%	38.85%	104.68%	104.68%
ADR	$1,049.29	$—	$1,049.29	$665.20	$—	$665.20	57.74%	57.74%

MR. C BEVERLY HILLS HOTEL
Selected Financial Information:
Rooms revenue	$4,531	$4,048	$8,579	$—	$5,374	$5,374	—%	59.64%
Total hotel revenue	$6,592	$6,272	$12,864	$—	$8,405	$8,405	—%	53.05%
Hotel EBITDA	$1,052	$1,228	$2,280	$—	$434	$434	—%	425.35%
Hotel EBITDA margin	15.96%		17.72%	—%		5.16%	15.96%	12.56%
Selected Operating Information:
RevPAR	$212.62	$131.07	$164.36	$—	$102.67	$102.67	—%	60.09%
Occupancy	63.88%	40.65%	50.13%	—%	30.52%	30.52%	—%	64.28%
ADR	$332.86	$322.42	$327.85	$—	$336.43	$336.43	—%	(2.55)%

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$279,812	$7,228	$287,040	$134,828	$8,248	$143,076	107.53%	100.62%
Total hotel revenue	$428,093	$7,703	$435,796	$226,974	$9,560	$236,534	88.61%	84.24%
Hotel EBITDA	$107,986	$1,228	$109,214	$13,437	$434	$13,871	703.65%	687.35%
Hotel EBITDA margin	25.22%		25.06%	5.92%		5.86%	19.30%	19.20%
Selected Operating Information:
RevPAR	$202.57	$131.07	$202.91	$99.05	$102.67	$100.95	104.52%	101.00%
Occupancy	52.44%	40.65%	52.21%	30.25%	30.52%	30.28%	73.37%	72.44%
ADR	$386.26	$322.42	$388.64	$327.43	$336.43	$333.42	17.97%	16.56%
NOTES:
(1)    The above comparable information assumes the fourteen hotel properties owned and included in the Company's operations at December 31, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    Rooms revenue, RevPAR, Occupancy and ADR have been revised in prior periods to include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton to be comparable to the current period.
(3)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(4)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
HOTEL REVENUE & EBITDA FOR TRAILING TWELVE MONTHS
(dollars in thousands)
(unaudited)

	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable
	2021	2021	2021	2021	2021	2021	2021	2021	2021	2021	2021	2021
	4th Quarter	4th Quarter	4th Quarter	3rd Quarter	3rd Quarter	3rd Quarter	2nd Quarter	2nd Quarter	2nd Quarter	1st Quarter	1st Quarter	1st Quarter
Total Hotel Revenue	$130,925	$—	$130,925	$116,210	$2,044	$118,254	$97,110	$3,551	$100,661	$83,848	$2,108	$85,956
Hotel EBITDA	$35,498	$—	$35,498	$27,261	$518	$27,779	$24,728	$619	$25,347	$20,499	$91	$20,590
Hotel EBITDA Margin	27.11%		27.11%	23.46%		23.49%	25.46%		25.18%	24.45%		23.95%

EBITDA % of Total TTM	32.9%		32.5%	25.2%		25.4%	22.9%		23.2%	19.0%		18.9%

JV Interests in EBITDA	$713	$—	$713	$388	$—	$388	$27	$—	$27	$(405)	$—	$(405)

	Actual	Non-comparable Adjustments	Comparable
	2021	2021	2021
	TTM	TTM	TTM
Total Hotel Revenue	$428,093	$7,703	$435,796
Hotel EBITDA	$107,986	$1,228	$109,214
Hotel EBITDA Margin	25.22%		25.06%

EBITDA % of Total TTM	100.0%		100.0%

JV Interests in EBITDA	$723	$—	$723
NOTES:
(1)    The above comparable information assumes the fourteen hotel properties owned and included in the Company's operations at December 31, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
TOTAL ENTERPRISE VALUE
December 31, 2021
(in thousands, except share price)
(unaudited)

December 31, 2021
Common stock shares outstanding	65,365
Partnership units outstanding (common stock equivalents)	7,158
Combined common stock shares and partnership units outstanding	72,523
Common stock price	$5.10
Market capitalization	$369,867
Series B cumulative convertible preferred stock	$76,950
Series D cumulative preferred stock	$40,000
Series E redeemable preferred stock	$42,760
Series M redeemable preferred stock	$726
Indebtedness	$1,180,750
Joint venture partner's share of consolidated indebtedness	$(48,750)
Net working capital (see below)	$(218,061)
Total enterprise value (TEV)	$1,444,242

Cash and cash equivalents	$214,668
Restricted cash	$46,403
Accounts receivable, net	$23,050
Prepaid expenses	$4,214
Due from affiliates, net	$402
Due from third-party hotel managers, net	$26,998
Total current assets	$315,735

Accounts payable, net & accrued expenses	$95,501
Dividends and distributions payable	$2,173
Total current liabilities	$97,674

Net working capital*	$218,061
* Includes the Company's pro rata share of net working capital in joint ventures.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	2021	2021	2021	2021	December 31, 2021
	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	TTM
Net income (loss)	$11,933	$3,548	$2,585	$(698)	$17,368
Non-property adjustments	(9)	945	(386)	(496)	54
Interest income	(11)	(10)	(10)	(8)	(39)
Interest expense	3,685	3,517	3,216	3,160	13,578
Amortization of loan costs	350	320	307	303	1,280
Depreciation and amortization	18,881	18,284	18,244	18,353	73,762
Income tax expense (benefit)	27	6	17	1	51
Non-hotel EBITDA ownership expense	642	651	755	(116)	1,932
Hotel EBITDA including amounts attributable to noncontrolling interest	35,498	27,261	24,728	20,499	107,986
Non-comparable adjustments	—	518	619	91	1,228
Comparable hotel EBITDA	$35,498	$27,779	$25,347	$20,590	$109,214

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2021
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Mr. C Beverly Hills Hotel	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(1,447)	$1,388	$(1,776)	$1,731	$3,787	$1,059	$577	$(683)	$(3,338)	$4,512	$2,544	$261	$3,745	$(427)	$11,933	$(14,227)	$(2,294)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	(9)	(9)	9	—
Interest income	—	—	—	—	—	—	—	—	(1)	(6)	—	(3)	(1)	—	(11)	11	—
Interest expense	—	—	—	262	405	328	534	—	—	880	304	34	538	400	3,685	4,411	8,096
Amortization of loan cost	—	—	—	49	75	60	—	—	—	89	37	—	—	40	350	109	459
Depreciation and amortization	1,821	1,035	1,628	605	696	665	901	1,981	3,498	1,422	754	1,044	2,232	599	18,881	—	18,881
Income tax expense (benefit)	—	—	—	—	—	—	—	(12)	—	—	—	—	39	—	27	531	558
Non-hotel EBITDA ownership expense	35	22	22	124	2	9	11	7	(2)	47	255	5	85	20	642	(642)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	409	2,445	(126)	2,771	4,965	2,121	2,023	1,293	157	6,944	3,894	1,341	6,638	623	35,498	(9,798)	25,700
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(102)	(611)	—	—	—	—	—	—	—	—	—	—	—	—	(713)	713	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	54	54
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(54)	(54)
Hotel EBITDA attributable to the Company and OP unitholders	$307	$1,834	$(126)	$2,771	$4,965	$2,121	$2,023	$1,293	$157	$6,944	$3,894	$1,341	$6,638	$623	$34,785	$(9,085)	$25,700
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$409	$2,445	$(126)	$2,771	$4,965	$2,121	$2,023	$1,293	$157	$6,944	$3,894	$1,341	$6,638	$623	$35,498
COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

BAML (Pier House Resort & Spa)	$—	$—	$—	$—	$4,965	$—	$—	$—	$—	$—	$—	$—	$—	$—	$4,965
BAML (Bardessono Hotel and Spa)	—	—	—	2,771	—	—	—	—	—	—	—	—	—	—	2,771
BAML (Hotel Yountville)	—	—	—	—	—	2,121	—	—	—	—	—	—	—	—	2,121
Apollo (The Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	6,638	—	6,638
Prudential (Capital Hilton and Hilton La Jolla Torrey Pines)	409	2,445	—	—	—	—	—	—	—	—	—	—	—	—	2,854
BAML Pool (see footnote 3)	—	—	(126)	—	—	—	—	1,293	157	—	—	1,341	—	—	2,665
JP Morgan (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	2,023	—	—	—	—	—	—	—	2,023
BAML (The Ritz-Carlton Sarasota)	—	—	—	—	—	—	—	—	—	6,944	—	—	—	—	6,944
BAML (The Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	3,894	—	—	—	3,894
LoanCore (Mr. C Beverly Hills Hotel)	—	—	—	—	—	—	—	—	—	—	—	—	—	623	623
Total	$409	$2,445	$(126)	$2,771	$4,965	$2,121	$2,023	$1,293	$157	$6,944	$3,894	$1,341	$6,638	$623	$35,498

NOTES:
(1)    The above comparable information assumes the fourteen hotel properties owned and included in the Company's operations at December 31, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)     This mortgage loan is secured by the Chicago Sofitel Magnificent Mile, The Clancy, Seattle Marriott Waterfront and The Notary Hotel.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2021
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Seattle Marriott Waterfront	The Ritz-Carlton St. Thomas	Mr. C Beverly Hills Hotel	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(3,090)	$1,642	$(3,735)	$2,520	$2,740	$1,604	$2,099	$(875)	$(2,710)	$1,000	$196	$675	$2,685	$(1,203)	$3,548	$(11,767)	$(8,219)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	945	945	(945)	—
Interest income	—	—	—	—	—	—	—	—	(1)	(5)	—	(3)	(1)	—	(10)	10	—
Interest expense	—	—	—	262	405	329	533	—	—	882	304	20	538	244	3,517	4,420	7,937
Amortization of loan cost	—	—	—	38	74	40	—	—	—	89	36	—	17	26	320	107	427
Depreciation and amortization	1,827	1,081	1,645	611	685	661	866	2,030	3,129	1,675	727	962	2,012	373	18,284	—	18,284
Income tax expense (benefit)	—	—	—	—	—	—	—	3	—	—	—	—	3	—	6	554	560
Non-hotel EBITDA ownership expense	66	24	4	142	11	20	31	97	19	(7)	147	36	17	44	651	(651)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	(1,197)	2,747	(2,086)	3,573	3,915	2,654	3,529	1,255	437	3,634	1,410	1,690	5,271	429	27,261	(8,272)	18,989
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	300	(688)	—	—	—	—	—	—	—	—	—	—	—	—	(388)	388	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	68	68
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(68)	(68)
Hotel EBITDA attributable to the Company and OP unitholders	$(897)	$2,059	$(2,086)	$3,573	$3,915	$2,654	$3,529	$1,255	$437	$3,634	$1,410	$1,690	$5,271	$429	$26,873	$(7,884)	$18,989
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	518	518
Comparable hotel EBITDA	$(1,197)	$2,747	$(2,086)	$3,573	$3,915	$2,654	$3,529	$1,255	$437	$3,634	$1,410	$1,690	$5,271	$947	$27,779

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

BAML (Pier House Resort & Spa)	$—	$—	$—	$—	$3,915	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,915
BAML (Bardessono Hotel and Spa)	—	—	—	3,573	—	—	—	—	—	—	—	—	—	—	3,573
BAML (Hotel Yountville)	—	—	—	—	—	2,654	—	—	—	—	—	—	—	—	2,654
Apollo (The Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	5,271	—	5,271
Prudential (Capital Hilton and Hilton La Jolla Torrey Pines)	(1,197)	2,747	—	—	—	—	—	—	—	—	—	—	—	—	1,550
BAML Pool (see footnote 3)	—	—	(2,086)	—	—	—	—	1,255	437	—	—	1,690	—	—	1,296
JP Morgan (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	3,529	—	—	—	—	—	—	—	3,529
BAML (The Ritz-Carlton Sarasota)	—	—	—	—	—	—	—	—	—	3,634	—	—	—	—	3,634
BAML (The Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	1,410	—	—	—	1,410
LoanCore (Mr. C Beverly Hills Hotel)	—	—	—	—	—	—	—	—	—	—	—	—	—	947	947
Total	$(1,197)	$2,747	$(2,086)	$3,573	$3,915	$2,654	$3,529	$1,255	$437	$3,634	$1,410	$1,690	$5,271	$947	$27,779
NOTES:
(1)    The above comparable information assumes the fourteen hotel properties owned and included in the Company's operations at December 31, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    This mortgage loan is secured by the Chicago Sofitel Magnificent Mile, The Clancy, Seattle Marriott Waterfront and The Notary Hotel.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2021
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Mr. C Beverly Hills Hotel	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(3,754)	$717	$(1,804)	$1,703	$3,834	$743	$(1,811)	$(2,019)	$(4,161)	$4,906	$(1,527)	$187	$5,571	$—	$2,585	$(13,949)	$(11,364)
Non-property adjustments	—	—	—	(100)	(97)	—	—	—	—	—	—	—	(189)	—	(386)	386	—
Interest income	—	—	—	—	—	—	—	—	(1)	(6)	—	(3)	—	—	(10)	10	—
Interest expense	—	—	—	259	400	325	523	—	—	876	301	—	532	—	3,216	3,417	6,633
Amortization of loan cost	—	—	—	38	73	40	7	—	—	88	36	—	25	—	307	286	593
Depreciation and amortization	1,875	1,086	1,654	674	759	630	880	2,168	3,127	1,736	742	971	1,942	—	18,244	—	18,244
Income tax expense (benefit)	—	—	—	—	—	—	—	1	—	—	—	—	16	—	17	44	61
Non-hotel EBITDA ownership expense	173	12	(6)	84	(56)	21	—	4	11	123	142	8	239	—	755	(755)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	(1,706)	1,815	(156)	2,658	4,913	1,759	(401)	154	(1,024)	7,723	(306)	1,163	8,136	—	24,728	(10,561)	14,167
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	428	(455)	—	—	—	—	—	—	—	—	—	—	—	—	(27)	27	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	66	66
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(65)	(65)
Hotel EBITDA attributable to the Company and OP unitholders	$(1,278)	$1,360	$(156)	$2,658	$4,913	$1,759	$(401)	$154	$(1,024)	$7,723	$(306)	$1,163	$8,136	$—	$24,701	$(10,533)	$14,168
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	619	619
Comparable hotel EBITDA	$(1,706)	$1,815	$(156)	$2,658	$4,913	$1,759	$(401)	$154	$(1,024)	$7,723	$(306)	$1,163	$8,136	$619	$25,347

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

BAML (Pier House Resort & Spa)	$—	$—	$—	$—	$4,913	$—	$—	$—	$—	$—	$—	$—	$—	$—	$4,913
BAML (Bardessono Hotel and Spa)	—	—	—	2,658	—	—	—	—	—	—	—	—	—	—	2,658
BAML (Hotel Yountville)	—	—	—	—	—	1,759	—	—	—	—	—	—	—	—	1,759
Apollo (The Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	8,136	—	8,136
Prudential (Capital Hilton and Hilton La Jolla Torrey Pines)	(1,706)	1,815	—	—	—	—	—	—	—	—	—	—	—	—	109
BAML Pool (see footnote 3)	—	—	(156)	—	—	—	—	154	(1,024)	—	—	1,163	—	—	137
JP Morgan (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	(401)	—	—	—	—	—	—	—	(401)
BAML (The Ritz-Carlton Sarasota)	—	—	—	—	—	—	—	—	—	7,723	—	—	—	—	7,723
BAML (The Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	(306)	—	—	—	(306)
LoanCore (Mr. C Beverly Hills Hotel)	—	—	—	—	—	—	—	—	—	—	—	—	—	619	619
Total	$(1,706)	$1,815	$(156)	$2,658	$4,913	$1,759	$(401)	$154	$(1,024)	$7,723	$(306)	$1,163	$8,136	$619	$25,347
NOTES:
(1)    The above comparable information assumes the fourteen hotel properties owned and included in the Company's operations at December 31, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    This mortgage loan is secured by the Chicago Sofitel Magnificent Mile, The Clancy, Seattle Marriott Waterfront and The Notary Hotel.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2021
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Mr. C Beverly Hills Hotel	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(2,791)	$(1,832)	$(2,866)	$(901)	$3,050	$(1,096)	$3,140	$(2,684)	$(5,258)	$4,924	$1,580	$(1,416)	$5,452	$—	$(698)	$(10,336)	$(11,034)
Non-property adjustments	—	—	—	(17)	1	—	—	—	—	1	1	—	(482)	—	(496)	496	—
Interest income	—	—	—	—	—	—	—	—	—	(5)	—	(3)	—	—	(8)	8	—
Interest expense	—	—	—	256	396	321	485	—	—	880	296	—	526	—	3,160	2,869	6,029
Amortization of loan cost	—	—	—	37	72	40	7	—	—	86	35	—	26	—	303	424	727
Depreciation and amortization	1,925	1,091	1,655	691	743	616	879	2,154	3,504	1,514	708	988	1,885	—	18,353	—	18,353
Income tax expense (benefit)	—	(43)	—	—	—	—	—	1	—	—	—	—	43	—	1	144	145
Non-hotel EBITDA ownership expense	18	12	19	140	(16)	18	(53)	(249)	(33)	(38)	217	(206)	55	—	(116)	116	—
Hotel EBITDA including amounts attributable to noncontrolling interest	(848)	(772)	(1,192)	206	4,246	(101)	4,458	(778)	(1,787)	7,362	2,837	(637)	7,505	—	20,499	(6,279)	14,220
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	213	192	—	—	—	—	—	—	—	—	—	—	—	—	405	(405)	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	64	64
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(63)	(63)
Hotel EBITDA attributable to the Company and OP unitholders	$(635)	$(580)	$(1,192)	$206	$4,246	$(101)	$4,458	$(778)	$(1,787)	$7,362	$2,837	$(637)	$7,505	$—	$20,904	$(6,683)	$14,221
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	91	91
Comparable hotel EBITDA	$(848)	$(772)	$(1,192)	$206	$4,246	$(101)	$4,458	$(778)	$(1,787)	$7,362	$2,837	$(637)	$7,505	$91	$20,590

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

BAML (Pier House Resort & Spa)	$—	$—	$—	$—	$4,246	$—	$—	$—	$—	$—	$—	$—	$—	$—	$4,246
BAML (Bardessono Hotel and Spa)	—	—	—	206	—	—	—	—	—	—	—	—	—	—	206
BAML (Hotel Yountville)	—	—	—	—	—	(101)	—	—	—	—	—	—	—	—	(101)
Apollo (The Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	7,505	—	7,505
Prudential (Capital Hilton and Hilton La Jolla Torrey Pines)	(848)	(772)	—	—	—	—	—	—	—	—	—	—	—	—	(1,620)
BAML Pool (see footnote 3)	—	—	(1,192)	—	—	—	—	(778)	(1,787)	—	—	(637)	—	—	(4,394)
JP Morgan (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	4,458	—	—	—	—	—	—	—	4,458
BAML (The Ritz-Carlton Sarasota)	—	—	—	—	—	—	—	—	—	7,362	—	—	—	—	7,362
BAML (The Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	2,837	—	—	—	2,837
LoanCore (Mr. C Beverly Hills Hotel)	—	—	—	—	—	—	—	—	—	—	—	—	—	91	91
Total	$(848)	$(772)	$(1,192)	$206	$4,246	$(101)	$4,458	$(778)	$(1,787)	$7,362	$2,837	$(637)	$7,505	$91	$20,590
NOTES:
(1)    The above comparable information assumes the fourteen hotel properties owned and included in the Company's operations at December 31, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    This mortgage loan is secured by the Chicago Sofitel Magnificent Mile, The Clancy, Seattle Marriott Waterfront and The Notary Hotel.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2020
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Mr. C Beverly Hills Hotel	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(3,661)	$(1,778)	$(2,247)	$(565)	$861	$(991)	$(533)	$(2,571)	$(5,156)	$372	$(1,872)	$(1,492)	$(178)	$—	$(19,811)	$(10,317)	$(30,128)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest income	(2)	—	—	—	—	—	—	—	—	(5)	—	(3)	—	—	(10)	10	—
Interest expense	—	—	—	263	404	329	500	—	—	896	306	—	538	—	3,236	2,999	6,235
Amortization of loan cost	—	—	—	37	72	39	7	—	—	85	35	—	26	—	301	401	702
Depreciation and amortization	1,896	1,097	1,668	694	763	612	873	2,168	3,054	1,523	697	997	1,931	—	17,973	—	17,973
Income tax expense (benefit)	—	(229)	—	—	—	—	—	(17)	—	—	—	—	(90)	—	(336)	552	216
Non-hotel EBITDA ownership expense	(107)	(80)	(26)	112	6	5	(19)	(85)	112	(27)	319	(14)	24	—	220	(220)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	(1,874)	(990)	(605)	541	2,106	(6)	828	(505)	(1,990)	2,844	(515)	(512)	2,251	—	1,573	(6,575)	(5,002)
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	469	247	—	—	—	—	—	—	—	—	—	—	—	—	716	(716)	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	79	79
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(79)	(79)
Hotel EBITDA attributable to the Company and OP unitholders	$(1,405)	$(743)	$(605)	$541	$2,106	$(6)	$828	$(505)	$(1,990)	$2,844	$(515)	$(512)	$2,251	$—	$2,289	$(7,291)	$(5,002)
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	(27)	(27)
Comparable hotel EBITDA	$(1,874)	$(990)	$(605)	$541	$2,106	$(6)	$828	$(505)	$(1,990)	$2,844	$(515)	$(512)	$2,251	$(27)	$1,546
NOTES:
(1)    The above comparable information assumes the fourteen hotel properties owned and included in the Company's operations at December 31, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Year Ended December 31, 2021
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Mr. C Beverly Hills Hotel	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(11,082)	$1,915	$(10,181)	$5,053	$13,411	$2,310	$4,005	$(6,261)	$(15,467)	$15,342	$2,793	$(293)	$17,453	$(1,630)	$17,368	$(50,279)	$(32,911)
Non-property adjustments	—	—	—	(117)	(96)	—	—	—	—	1	1	—	(671)	936	54	(54)	—
Interest income	—	—	—	—	—	—	—	—	(3)	(22)	—	(12)	(2)	—	(39)	39	—
Interest expense	—	—	—	1,039	1,606	1,303	2,075	—	—	3,518	1,205	54	2,134	644	13,578	15,117	28,695
Amortization of loan cost	—	—	—	162	294	180	14	—	—	352	144	—	68	66	1,280	926	2,206
Depreciation and amortization	7,448	4,293	6,582	2,581	2,883	2,572	3,526	8,333	13,258	6,347	2,931	3,965	8,071	972	73,762	—	73,762
Income tax expense (benefit)	—	(43)	—	—	—	—	—	(7)	—	—	—	—	101	—	51	1,273	1,324
Non-hotel EBITDA ownership expense	292	70	39	490	(59)	68	(11)	(141)	(5)	125	761	(157)	396	64	1,932	(1,932)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	(3,342)	6,235	(3,560)	9,208	18,039	6,433	9,609	1,924	(2,217)	25,663	7,835	3,557	27,550	1,052	107,986	(34,910)	73,076
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	839	(1,562)	—	—	—	—	—	—	—	—	—	—	—	—	(723)	723	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	252	252
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(250)	(250)
Hotel EBITDA attributable to the Company and OP unitholders	$(2,503)	$4,673	$(3,560)	$9,208	$18,039	$6,433	$9,609	$1,924	$(2,217)	$25,663	$7,835	$3,557	$27,550	$1,052	$107,263	$(34,185)	$73,078
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	1,228	1,228
Comparable hotel EBITDA	$(3,342)	$6,235	$(3,560)	$9,208	$18,039	$6,433	$9,609	$1,924	$(2,217)	$25,663	$7,835	$3,557	$27,550	$2,280	$109,214
NOTES:
(1)    The above comparable information assumes the fourteen hotel properties owned and included in the Company's operations at December 31, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Year Ended December 31, 2020
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Mr. C Beverly Hills Hotel	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(12,722)	$(4,013)	$(12,230)	$(4,360)	$766	$(4,772)	$(2,204)	$(10,642)	$(16,177)	$(294)	$(3,913)	$(6,001)	$4,844	$—	$(71,718)	$(52,959)	$(124,677)
Non-property adjustments	—	—	—	100	200	128	—	—	—	250	135	—	(10,149)	—	(9,336)	9,336	—
Interest income	(12)	(16)	—	—	—	—	—	(6)	(9)	(29)	—	(27)	(1)	—	(100)	100	—
Interest expense	—	—	—	1,474	2,426	1,865	2,281	—	—	4,634	1,769	—	2,283	—	16,732	24,963	41,695
Amortization of loan cost	—	—	—	145	282	153	13	—	—	334	136	—	104	—	1,167	2,242	3,409
Depreciation and amortization	7,648	5,032	6,667	3,126	3,006	2,441	4,562	8,768	12,028	5,992	2,772	3,949	7,380	—	73,371	—	73,371
Income tax expense (benefit)	—	(703)	—	—	—	—	—	(11)	—	—	—	—	(83)	—	(797)	(3,609)	(4,406)
Non-hotel EBITDA ownership expense	10	53	175	533	27	99	325	258	463	615	968	346	246	—	4,118	(4,118)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	(5,076)	353	(5,388)	1,018	6,707	(86)	4,977	(1,633)	(3,695)	11,502	1,867	(1,733)	4,624	—	13,437	(24,045)	(10,608)
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	1,269	(88)	—	—	—	—	—	—	—	—	—	—	—	—	1,181	(1,181)	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	217	217
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(214)	(214)
Hotel EBITDA attributable to the Company and OP unitholders	$(3,807)	$265	$(5,388)	$1,018	$6,707	$(86)	$4,977	$(1,633)	$(3,695)	$11,502	$1,867	$(1,733)	$4,624	$—	$14,618	$(25,223)	$(10,605)
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	433	433
Comparable hotel EBITDA	$(5,076)	$353	$(5,388)	$1,018	$6,707	$(86)	$4,977	$(1,633)	$(3,695)	$11,502	$1,867	$(1,733)	$4,624	$433	$13,870
NOTES:
(1)    The above comparable information assumes the fourteen hotel properties owned and included in the Company's operations at December 31, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.